UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2024

THE INTERPUBLIC GROUP OF COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6686	13-1024020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Third Avenue, New York, New York 10022
(Address of principal executive offices) (Zip Code)
(212)704-1200
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of The Interpublic Group of Companies, Inc. ("IPG") was held on May 23, 2024.

(b) The following matters were voted upon with the results indicated below.

1. The nominees listed below were elected directors until the next annual meeting of stockholders with the respective votes set forth opposite their names:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Jorge L. Benitez	330,125,337	356,723	286,075	16,548,160
Jocelyn Carter-Miller	308,223,190	22,266,634	278,311	16,548,160
Mary J. Steele Guilfoile	316,480,759	14,008,621	278,755	16,548,160
Dawn Hudson	320,425,905	10,043,023	299,207	16,548,160
Philippe Krakowsky	326,466,937	4,011,114	290,084	16,548,160
Jonathan F. Miller	328,149,937	2,323,050	295,148	16,548,160
Patrick Q. Moore	330,121,024	363,890	283,221	16,548,160
Linda S. Sanford	328,465,727	2,025,001	277,407	16,548,160
David M. Thomas	316,662,870	13,711,610	393,655	16,548,160
E. Lee Wyatt, Jr.	322,315,751	8,077,092	375,292	16,548,160

2. A proposal to approve confirmation of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2024 was approved with the votes set forth below:

For	322,619,420
Against	24,533,626
Abstain	163,249

        There were no broker non-votes.

3. An advisory ballot question on named executive officer compensation was approved with the votes set forth below:

For	303,006,496
Against	27,078,463
Abstain	683,176
Broker Non-Votes	16,548,160

4. A stockholder proposal entitled “Independent Board Chairman” was defeated with the votes set forth below:

For	43,640,104
Against	286,891,962
Abstain	236,069
Broker Non-Votes	16,548,160

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: May 28, 2024	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Executive Vice President and General Counsel